                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  __________

                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                               October 16, 2001
                    ---------------------------------------
                       (Date of earliest event reported)


                       Capital One Financial Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                       1-13300                54-1719854
-----------------------        -----------------       ------------------
(State of incorporation        (Commission File         (IRS Employer
   or organization)                 Number)            Identification No.)



2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                           22042
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code:  (703) 205-1000

Item 5.  Other Events.
         ------------

     (a)  See attached press release.

     (b)  Cautionary Factors

     The attached press release contains forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following: continued intense competition from numerous providers of products and services which compete with the Company's businesses; with respect to financial and other products, changes in the Company's aggregate accounts or consumer loan balances and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing expenses made by the Company and attrition of accounts and loan balances; an increase in credit losses (including increases due to a worsening of general economic conditions); the ability of the Company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund its operations and future growth; difficulties or delays in the development, production, testing and marketing of new products or services; losses associated with new products or services or expansion internationally; financial, legal, regulatory or other difficulties that may affect investment in, or the overall performance of, a product or business, including changes in existing laws to regulate further the credit card and consumer loan industry and the financial services industry, in general (including the flexibility of financial services companies to obtain, use and share consumer data); the amount of, and rate of growth in, the Company's expenses (including salaries and associate benefits and marketing expenses) as the Company's business develops or changes or as it expands into new market areas; the availability of capital necessary to fund the Company's new businesses; the ability of the Company to build the operational and organizational infrastructure necessary to engage in new businesses or to expand internationally; the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in the Company's SEC reports, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2000 (Part I, Item 1, Risk Factors).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     99.1.  Press Release of the Company dated October 16, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                                             CAPITAL ONE FINANCIAL CORPORATION


Dated: October 16, 2001                      By: /s/ John G. Finneran, Jr.
                                                --------------------------------
                                                 John G. Finneran, Jr.
                                                 Executive Vice President,
                                                 General Counsel and Corporate
                                                 Secretary

                                 EXHIBIT INDEX


     99.1  Press Release of the Company dated October 16, 2001

                    CAPITAL ONE FINANCIAL CORPORATION (COF)
                        FINANCIAL & STATISTICAL SUMMARY



                                                         2001           2001           2001        2000         2000
(in millions, except per share data and as noted)         Q3             Q2             Q1          Q4           Q3
--------------------------------------------------------------------------------------------------------------------------------

Earnings (Managed Basis)
Net Interest Income                                        $ 926.7        $ 823.7        $ 759.3     $ 716.1       $ 665.1
Non-Interest Income                                          852.5          796.3          747.1       696.5         619.9
                                                       -------------------------------------------------------------------------
Total Revenue                                              1,779.2        1,620.0        1,506.4     1,412.5       1,285.0
Provision for Loan Losses                                    437.6          379.1          356.5       329.1         269.0
Marketing Expenses                                           281.9          268.7          231.2       259.5         233.2
Operating Expenses                                           793.0 (2)      721.6          687.0       617.1         585.8
                                                       -------------------------------------------------------------------------
Income Before Taxes                                          266.7          250.5          231.6       206.9         197.0
Tax Rate                                                      38.0 %         38.0 %         38.0 %      38.0 %        38.0 %
Net Income                                                 $ 165.3        $ 155.3        $ 143.6     $ 128.3       $ 122.1
--------------------------------------------------------------------------------------------------------------------------------
Common Share Statistics
Basic EPS                                                   $ 0.78         $ 0.74         $ 0.70      $ 0.65        $ 0.62
Diluted EPS                                                 $ 0.75         $ 0.70         $ 0.66      $ 0.61        $ 0.58
Dividends Per Share                                         $ 0.03         $ 0.03         $ 0.03      $ 0.03        $ 0.03
Book Value Per Share (period end)                          $ 14.14        $ 13.02        $ 11.81      $ 9.94        $ 9.02
Stock Price Per Share (period end)                         $ 46.03        $ 60.15        $ 55.50     $ 65.81       $ 70.06
Total Market Capitalization (period end)                 $ 9,710.1      $12,666.5      $11,509.1   $12,989.3     $13,783.1
Shares Outstanding (period end)                              211.0          210.6          207.4       197.4         196.7
Shares Used to Compute Basic EPS                             210.8          209.1          204.8       197.0         196.3
Shares Used to Compute Diluted EPS                           219.9          221.2          217.8       210.4         210.1
--------------------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period avg.)
Average Loans                                             $ 37,017       $ 33,440       $ 30,505    $ 26,377      $ 23,020
Average Earning Assets                                    $ 39,994       $ 36,180       $ 32,983    $ 28,188      $ 24,749
Average Assets                                            $ 43,363       $ 38,820       $ 35,303    $ 30,234      $ 27,015
Average Equity                                             $ 2,935        $ 2,608        $ 2,347     $ 1,865       $ 1,743
Net Interest Margin                                           9.27 %         9.11 %         9.21 %     10.16 %       10.75 %
Risk Adjusted Margin (1)                                     14.17 %        14.23 %        14.80 %     16.32 %       17.24 %
Return on Average Assets (ROA)                                1.53 %         1.60 %         1.63 %      1.70 %        1.81 %
Return on Average Equity (ROE)                               22.53 %        23.83 %        24.47 %     27.51 %       28.02 %
Net Charge-Off Rate                                           3.92 %         3.98 %         3.75 %      3.98 %        3.80 %
Net Charge-Offs                                            $ 362.7        $ 332.8        $ 285.9     $ 262.3       $ 218.4
Cost Per Account (in dollars)                              $ 81.03        $ 77.38        $ 78.26     $ 78.09       $ 82.84
--------------------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period end)
Reported Loans                                            $ 17,480       $ 16,327       $ 15,572    $ 15,113      $ 12,331
Securitized Loans                                           21,009         18,956         15,979      14,411        11,821
                                                       -------------------------------------------------------------------------
Total Loans                                               $ 38,489       $ 35,283       $ 31,551    $ 29,524      $ 24,152
Delinquency Rate (30+ days)                                   5.20 %         4.92 %         4.72 %      5.23 %        5.32 %
Number of Accounts (000's)                                  40,145         38,146         36,462      33,774        29,437
Total Assets                                              $ 44,497       $ 40,587       $ 36,749    $ 33,286      $ 28,185
Capital, Including Preferred Interests                   $ 3,081.9      $ 2,840.1      $ 2,547.7   $ 2,061.0     $ 1,873.8
Capital to Managed Assets Ratio                               6.93 %         7.00 %         6.93 %      6.19 %        6.65 %
--------------------------------------------------------------------------------------------------------------------------------


(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.
(2) Includes one-time charges of $38.8 million.

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)


                                                                    Sept 30             June 30            Sept 30
                                                                      2001                2001               2000
                                                                 --------------     ---------------    ---------------

Assets:
Cash and due from banks                                          $      64,884       $    134,918       $      81,403
Federal funds sold and resale agreements                               365,652             39,770              12,688
Interest-bearing deposits at other banks                               102,094             62,050             128,377
                                                                 --------------     --------------      --------------
     Cash and cash equivalents                                         532,630            236,738             222,468
Securities available for sale                                        2,707,564          2,554,967           1,652,330
Consumer loans                                                      17,479,715         16,326,617          12,331,088
     Less:  Allowance for loan losses                                 (727,000)          (647,000)           (457,000)
                                                                 --------------     --------------      --------------
Net loans                                                           16,752,715         15,679,617          11,874,088
Premises and equipment, net                                            740,144            729,525             560,974
Interest receivable                                                    108,868             79,089              93,817
Accounts receivable from securitizations                             1,949,361          1,708,055           1,403,377
Other                                                                  722,155            672,338             571,771
                                                                 --------------     --------------      --------------
     Total assets                                                $  23,513,437       $ 21,660,329       $  16,378,825
                                                                 ==============     ==============      ==============


Liabilities:
Interest-bearing deposits                                        $  11,075,499       $ 10,029,736       $   6,323,924
Other borrowings                                                     1,810,208          2,320,734           2,820,533
Senior notes                                                         5,462,025          4,757,481           4,119,101
Interest payable                                                       148,931            151,429             109,842
Other                                                                2,033,481          1,659,412           1,230,037
                                                                 --------------     --------------      --------------
     Total liabilities                                              20,530,144         18,918,792          14,603,437

Stockholders' Equity:
Common stock                                                             2,121              2,118               1,997
Paid-in capital, net                                                 1,154,211          1,089,582             559,595
Retained earnings and cumulative other comprehensive income          1,872,520          1,695,468           1,322,744
     Less:  Treasury stock, at cost                                    (45,559)           (45,631)           (108,948)
                                                                 --------------     --------------      --------------
     Total stockholders' equity                                      2,983,293          2,741,537           1,775,388
                                                                 --------------     --------------      --------------
     Total liabilities and stockholders' equity                  $  23,513,437       $ 21,660,329       $  16,378,825
                                                                 ==============     ==============      ==============



CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)



                                                                 Three Months Ended              Nine Months Ended
                                                          Sept 30     June 30      Sept 30      Sept 30       Sept 30
                                                           2001         2001        2000         2001           2000
                                                       ------------  -----------  ----------  ------------  -------------

Interest Income:
Consumer loans, including fees                         $   667,335   $  620,866    $606,872   $ 1,906,090    $ 1,607,695
Securities available for sale                               37,032       33,942      23,367        99,208         70,946
Other                                                       18,323        2,408       1,474        24,481          5,026
                                                       ------------  -----------  ----------  ------------  -------------
     Total interest income                                 722,690      657,216     631,713     2,029,779      1,683,667

Interest Expense:
Deposits                                                   161,411      155,479      90,197       463,851        205,936
Other borrowings                                            43,233       43,825      55,967       130,958        144,335
Senior notes                                                90,225       87,842      72,679       261,360        203,071
                                                       ------------  -----------  ----------  ------------  -------------
     Total interest expense                                294,869      287,146     218,843       856,169        553,342
                                                       ------------  -----------  ----------  ------------  -------------
Net interest income                                        427,821      370,070     412,870     1,173,610      1,130,325
Provision for loan losses                                  230,433      202,900     193,409       683,947        470,944
                                                       ------------  -----------  ----------  ------------  -------------
Net interest income after provision for loan losses        197,388      167,170     219,461       489,663        659,381

Non-Interest Income:
Servicing and securitizations                              618,633      572,591     307,343     1,735,015        860,741
Service charges and other customer-related fees            428,855      407,412     424,087     1,242,401      1,140,025
Interchange                                                 96,702       93,673      65,039       265,226        161,570
                                                       ------------  -----------  ----------  ------------  -------------
     Total non-interest income                           1,144,190    1,073,676     796,469     3,242,642      2,162,336

Non-Interest Expense:
Salaries and associate benefits                            349,487      342,076     264,171     1,017,279        735,625
Marketing                                                  281,910      268,709     233,188       781,819        646,686
Communications and data processing                          92,735       72,906      78,064       240,933        221,819
Supplies and equipment                                      77,497       74,780      66,325       225,880        176,766
Occupancy                                                   32,151       31,349      30,721        94,802         83,263
Other                                                      241,117      200,496     146,488       622,747        406,982
                                                       ------------  -----------  ----------  ------------  -------------
     Total non-interest expense                          1,074,897      990,316     818,957     2,983,460      2,271,141
                                                       ------------  -----------  ----------  ------------  -------------
Income before income taxes                                 266,681      250,530     196,973       748,845        550,576
Income taxes                                               101,337       95,203      74,850       284,561        209,219
                                                       ------------  -----------  ----------  ------------  -------------
Net income                                             $   165,344   $  155,327    $122,123   $   464,284    $   341,357
                                                       ============  ===========  ==========  ============  =============

Basic earnings per share                               $      0.78   $     0.74    $   0.62   $      2.23    $      1.73
                                                       ============  ===========  ==========  ============  =============
Diluted earnings per share                             $      0.75   $     0.70    $   0.58   $      2.11    $      1.63
                                                       ============  ===========  ==========  ============  =============
Dividends paid per share                               $      0.03   $     0.03    $   0.03   $      0.08    $      0.08
                                                       ============  ===========  ==========  ============  =============


CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)



Managed (1)                                            Quarter Ended 9/30/01              Quarter Ended 6/30/01
                                           ------------------------------------ --------------------------------------
                                              Average      Income/   Yield/          Average      Income/    Yield/
                                              Balance      Expense    Rate           Balance      Expense     Rate
                                              -------      -------   -------         -------      -------    -------
Earning assets:
   Consumer loans                           $ 37,017,405  1,437,367  15.53 %       $ 33,439,690   1,307,819  15.64 %
   Securities available for sale               2,645,982     37,032   5.60            2,344,047      33,942   5.79
   Other                                         330,863      2,646   3.20              396,659       2,408   2.43
                                           ------------------------------------   ------------------------------------
Total earning assets                        $ 39,994,250  1,477,045  14.77 %       $ 36,180,396   1,344,169  14.86 %
                                           =========================              ==========================

Interest-bearing liabilities:
   Deposits                                 $ 10,537,193    161,411   6.13 %       $  9,685,882     155,479   6.42 %
   Other borrowings                            3,103,263     43,233   5.57            2,915,245      43,825   6.01
   Senior notes                                5,280,860     90,225   6.83            4,899,045      87,842   7.17
   Securitization liability                   19,472,058    255,508   5.25           16,741,276     233,322   5.57
                                           ------------------------------------   ------------------------------------
Total interest-bearing liabilities          $ 38,393,374    550,377   5.73 %       $ 34,241,448     520,468   6.08 %
                                           =========================               =========================
                                                                      ---------                               --------
Net interest spread                                                   9.04 %                                  8.78 %
                                                                      =========                               ========

Interest income to average earning assets                             14.77 %                                 14.86 %
Interest expense to average earning assets                            5.50                                    5.75
                                                                     ----------                               --------
Net interest margin                                                   9.27 %                                  9.11 %
                                                                      =========                               ========



Managed (1)                                              Quarter Ended 9/30/00
                                             ------------------------------------------
                                                 Average         Income/      Yield/
                                                 Balance         Expense      Rate
                                                 -------         --------     ------
Earning assets:
   Consumer loans                             $ 23,020,158   $  1,039,473     18.06 %
   Securities available for sale                 1,557,088         23,367      6.00
   Other                                           171,881          1,474      3.43
                                             ------------------------------------------
Total earning assets                          $ 24,749,127   $  1,064,314     17.20 %
                                             =============================

Interest-bearing liabilities:
   Deposits                                   $  5,787,748   $     90,197      6.23 %
   Other borrowings                              3,084,407         55,967      7.26
   Senior notes                                  4,139,665         72,679      7.02
   Securitization liability                     10,908,397        180,412      6.62
                                             ------------------------------------------
Total interest-bearing liabilities            $ 23,920,217   $    399,255      6.68 %
                                             ==============================
                                                                               --------
Net interest spread                                                            10.52 %
                                                                               ========

Interest income to average earning assets                                      17.20 %
Interest expense to average earning assets                                      6.45
                                                                               --------
Net interest margin                                                            10.75 %
                                                                               ========

(1) The information in this table reflects the adjustment to add back the effect of securitized loans.